EXHIBIT 23.2


                      CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statement No. 33-56321 of Hills Stores Company and Subsidiaries on Form S-8 of our reports dated March 14, 1996 (April 5, 1996 with respect to the fifth paragraph of Note 8), appearing in this annual report on Form 10-K of Hills Stores Company and Subsidiaries for the year ended February 3, 1996.

DELOITTE & TOUCHE LLP


Boston, Massachusetts
April 5,  1996













































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